UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019

CipherLoc Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

825 Main St, Suite 100

Buda, TX 78610

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 772 4245

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 25, 2019, the board of directors of CipherLoc Corporation (the “Company”) appointed Andrew Borene as Chief Executive Officer of the Company. Mr. Borene replaces Tom Wilkinson, the Company’s Interim Chief Executive Officer, who will continue as chairman of the board of directors.

In connection with Mr. Borene’s appointment as Chief Executive Officer, the Company entered into an Employment Agreement with Mr. Borene (the “Borene Employment Agreement”), pursuant to which he will receive a base annual salary of $350,000, payable in accordance with the Company’s standard payroll schedule, and other customary benefits. In connection with his appointment, Mr. Borene also received options to purchase up to 500,000 shares of the Company’s common stock (the “Options”). The Options have an exercise price of $0.75 per share and vest as follows: 166,666 shares vest on November 26, 2020, 166,667 shares vest on November 26, 2021, and 166,667 vest on November 26, 2022. Additionally. Mr. Borene will receive a signing bonus in the amount of $150,000 which is payable in equal installments at the end of each of the first three months of employment.

The foregoing description of the Borene Employment Agreement is qualified in its entirety by reference to the text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Set forth below is the biographical information of Mr. Borene, as required by Item 401 of Regulation S-K.

Andrew Borene, age 44, has experience leading advanced technology, high risk, and rapid growth initiatives for companies. Immediately prior to joining the Company, Mr. Borene was the Senior Director leading Symantec Corporation’s National Security Group since April 2019. From May 2018 to April 2019, he was a management consultant supporting private clients. From August 2016 to May 2018, Mr. Borene was a Senior Advisor to the Intelligence Advanced Research Projects Activity (IARPA) for Booz Allen Hamilton, a management consulting firm. From December 2014 to August 2016, Mr. Borene was a Federal Business Manager with IBM. From January 2014 to December 2014, Mr. Borene was an attorney with Steptoe & Johnson LLP in cybersecurity and national security practice. In previous federal government roles, Mr. Borene served as an Associate Deputy General Counsel at the U.S. Department of Defense and as a U.S. Marine Corps intelligence officer. Mr. Borene holds a B.A. in Economics from Macalester College and a J.D. from the University of Minnesota Law School. He completed an executive education program in international development finance at Harvard University. He is a licensed attorney in Washington, D.C. and a Certified Information Systems Security Professional.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement by and between the Company and Andrew Borene

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2019

CIPHERLOC CORPORATION

By:	/s/ Andrew Borene
Andrew Borene
Chief Executive Officer